                                  EXHIBIT 32.1

                  SECTION 906 CERTIFICATION OF B. GRANT HUNTER

                        CERTIFICATION OF PERIODIC REPORT

            In connection with the Quarterly Report of Diversified Thermal Solutions, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, B. Grant Hunter, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                /s/ B. Grant Hunter
                                                --------------------------------
                                                B. Grant Hunter
                                                Chief Executive Officer
                                                August 15, 2005